FOR IMMEDIATE RELEASE

MERRIMAN HOLDINGS, INC. ANNOUNCES FINANCIAL RESULTS
FOR THE THIRD QUARTER ENDED SEPTEMBER 30, 2010

Revenue Increased by 26% over Year to Date 2009,
October Revenues Exceed the Third Quarter

SAN FRANCISCO – November 15, 2010 – Merriman Holdings, Inc. (NASDAQ: MERR) today released earnings for the third quarter 2010.

Third Quarter Financial Results1

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Revenue was $4.2 million, representing a 36% decline over the three months ended September 30, 2009, and $19.8 million for the nine months ended September 30, 2010, representing a growth of 26% over the nine months ended September 30, 2009.

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Commission revenue was $4.0 million, a 26% increase over the three months ended September 30, 2009, and $11.4 million for the nine months ended September 30, 2010, a 29% increase over the nine months ended September 30, 2009;

-
Investment banking revenue was $537,000, an 83% decrease over the three months ended September 30, 2009, and $8.1 million for the nine months ended September 30, 2010, a 50% increase over the nine months ended September 30, 2009;

-
Principal transaction revenue had a loss of $309,000, comprised primarily of marked-to-market losses in the firm’s warrant and proprietary account, vs. a loss of $36,000 for the three months ended September 30, 2009, and a loss of $133,000 for the nine months ended September 30, 2010, a 4% increase over the nine months ended September 30, 2009.

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Net loss attributable to common shareholders of $4.7 million, or $2.29 per share, compared to a net loss of $21.7 million, or $11.98 per share, for three months ended September 30, 2009.  Net loss attributable to common shareholders of $7.1 million, or $3.65 per share, for the nine months ended September 30, 2010, compared to a net loss of $24.2 million, or $13.33 per share, for nine months ended September 30, 2009.

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Non-GAAP operating loss was $3,881,000 compared to $214,000 income from the three months ended September 30, 2009 and a loss of $4,559,000 for the nine months ended September 30, 2010 compared to a loss of $3,248,000 for the nine months ended September 30, 2009.  Please see Use of Non-GAAP Financial Information section below for the full GAAP to Non-GAAP reconciliation.

-	Client facing producers comprised 70% of employees at the end of the quarter.

“The third quarter was very slow in terms of our banking business, as it was for the industry as a whole. Transaction volumes have picked up dramatically in the fourth quarter however, with October revenues higher than those of the entire third quarter. We have also experienced a solid increase in our commission business as we continue to increase penetration of our institutional customer base. Overall, we’ve made some changes to our team, as well as to our operational and cost structure, and we look for continued positive impact based on those changes ,” said Jon Merriman, co-founder and chief executive officer of Merriman Holdings, Inc. “Our focus remains on further cost discipline and building out our core business by selectively hiring producers, which will result in increased growth and less volatility in the firm’s results. I’m very pleased with the activity we are seeing early in the fourth quarter as investment banking comes back to life, although there can be no assurances that such strong trends will continue. We are making great progress in strengthening our institutional investor base and banking pipeline well into 2011.”

1 Revenue and net income/loss related to Institutional Cash Distributors (ICD) have been reclassified as discontinued operations for the three and nine months ended September 30, 2010 and September 30, 2009. As of December 31, 2009 and September 30, 2010, there were no assets or liabilities held for sale by the company that related to ICD that were included in the company’s consolidated statements of financial condition.

Use of Non-GAAP Financial Information

Merriman Holdings, Inc.’s management believes that certain non-GAAP financial measures, when taken together with the corresponding consolidated GAAP measures, provide additional insight into the underlying factors and trends affecting both Merriman Holdings, Inc.’s performance and its cash generating potential. Management believes that these non-GAAP measures increase the transparency of the company's current results and enable investors to more fully understand trends in its current and future performance.

Thus, in addition to the financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures that we believe are helpful in understanding our financial performance. For reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, "GAAP to Non-GAAP Reconciliations." Management regularly uses these supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods.

Conference Call for the Third Quarter 2010 Results

Following this announcement, Merriman’s management will host a teleconference call beginning at 2 PM (PT) / 5 PM (ET) today, Monday, November 15, 2010, to discuss the results and related matters.  Interested listeners and participants may access the live teleconference call by dialing (877) 941-8632 or may access the live Web broadcast at www.merrimanco.com.

About Merriman Holdings, Inc.

Merriman Holdings, Inc. (NASDAQ: MERR) is a financial services firm focused on fast-growing companies and the institutions that invest in them. The company offers high-quality investment banking, equity research, institutional services and corporate & venture services. Merriman specializes in three industry growth sectors: Technology, CleanTech and Consumer, Media & Internet. For more information, please go to www.merrimanco.com.

Note to Investors

This press release contains certain forward-looking statements based on our current expectations, forecasts and assumptions that involve risks and uncertainties. This release does not constitute an offer to sell or a solicitation of offers to buy any securities of the Company. Forward-looking statements in this release are based on information available to us as of the date hereof. Our actual results may differ materially from those stated or implied in such forward-looking statements, due to risks and uncertainties associated with our business, which include the risk factors disclosed in our Form 10-K/A filed on April 30, 2010. Forward-looking statements include statements regarding our expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate,” believe," "could," "estimate," "expect," "intend," "may," "should," and "would" or similar words. We assume no obligation to update the information included in this press release, whether as a result of new information, future events or otherwise. The Form 10-K/A filed on April 30, 2010 and the Form 10-Q filed on November 15, 2010, together with this press release and the financial information contained herein, are available on our website, www.merrimanco.com. Please click on "Investor Relations."

*  *  *
At the Company:
Peter Coleman
Chief Financial Officer
Merriman Holdings, Inc.
(415) 248-5640

MERRIMAN HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009

Revenue:
Commissions	$3,959,937	$3,137,232	$11,402,663	$8,818,247
Principal transactions	(309,422)	(35,522)	(133,261)	(128,732)
Investment banking	537,187	3,127,596	8,099,497	5,411,463
Advisory and other	49,124	411,602	413,465	1,618,282

Total revenue	4,236,826	6,640,908	19,782,364	15,719,260

Operating expenses:
Compensation and benefits	4,863,982	4,003,208	15,462,360	11,167,490
Brokerage and clearing fees	361,413	193,880	1,131,584	745,678
Professional services	456,533	495,905	1,195,094	1,718,046
Occupancy and equipment	479,205	534,130	1,451,045	1,575,742
Communications and technology	476,941	736,755	1,563,417	2,065,139
Depreciation and amortization	99,746	109,922	302,600	372,913
Travel and entertainment	303,956	281,860	955,525	532,113
Legal services and litigation settlement expense	855,286	5,837,699	1,867,878	6,616,311
Cost of underwriting capital	8,000	-	968,576	-
Other	874,232	248,293	1,587,580	1,342,094
Total operating expenses	8,779,294	12,441,652	26,485,659	26,135,526

Operating loss	(4,542,468)	(5,800,744)	(6,703,295)	(10,416,266)

Other income	-	-	29,319	2,000,000
Interest income	3,941	4,425	10,408	13,591
Change in fair value of warrant liability	-	(9,628,460)	-	(9,628,460)
Interest expense	(7,471)	(1,289,401)	(40,167)	(1,333,569)

Loss from continuing operations before income taxes	(4,545,998)	(16,714,180)	(6,703,735)	(19,364,704)

Income tax benefit	33,302	235,727	4,285	230,528

Loss from continuing operations	(4,512,696)	(16,478,453)	(6,699,450)	(19,134,176)

Income (loss) from discontinued operations	-	(90,192)	95,104	78,904

Net loss	$(4,512,696)	$(16,568,645)	$(6,604,346)	$(19,055,272)
Preferred stock deemed dividend	-	(5,066,702)	-	(5,066,702)
Preferred stock cash dividend	(146,400)	(39,100)	(446,100)	(39,100)

Net loss attributable to common shareholders	$(4,659,096)	$(21,674,447)	$(7,050,446)	$(24,161,074)

Basic and diluted net loss per share:
Loss from continuing operations	$(2.22)	$(9.11)	$(3.47)	$(10.55)
Income (loss) from discontinued operations	-	(0.05)	0.05	0.04
Net loss	$(2.22)	$(9.16)	$(3.42)	$(10.51)
Net loss attributable to common shareholders	$(2.29)	$(11.98)	$(3.65)	$(13.33)

Weighted average number of common shares:
Basic and diluted	2,030,584	1,809,724	1,931,781	1,813,144

The accompanying noes are an integral
 part of these financial statements

MERRIMAN HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(unaudited)

ASSETS	September 30,	December 31,
	2010	2009

Cash and cash equivalents	$7,514,726	$5,656,750
Securities owned:
Marketable, at fair value	2,199,404	4,728,940
Not readily marketable, at estimated fair value	432,878	272,463
Other	43,792	67,448
Restricted cash	965,000	1,072,086
Due from clearing broker	185,560	2,546,581
Accounts receivable, net	765,539	470,992
Prepaid expenses and other assets	655,935	801,946
Equipment and fixtures, net	235,452	506,535

Total assets	$12,998,286	$16,123,741

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Accounts payable	$419,998	$346,220
Commissions and bonus payable	2,428,515	4,133,924
Accrued expenses	2,240,671	2,755,831
Due to clearing and other brokers	4,577	7,185
Securities sold, not yet purchased	121,354	161,461
Deferred revenue	53,533	304,334
Notes payable to related party - short term	4,000,000	-
Capital lease obligation	191,342	397,958
Subordinated loan to related parties - long term, net	793,735	-

Total liabilities	10,253,725	8,106,913

Stockholders’ equity:
Convertible preferred stock, Series A–$0.0001 par value; 2,000,000 shares authorized; 2,000,000 shares issued and 0 shares outstanding as of
September 30, 2010 and December 31, 2009; aggregate liquidation
preference of $0	-	-
Convertible preferred stock, Series B–$0.0001 par value; 12,500,000 shares authorized; 8,750,000 shares issued and 0 shares outstanding as of
September 30, 2010 and December 31, 2009; aggregate liquidation
preference of $0	-	-
Convertible preferred stock, Series C–$0.0001 par value; 14,200,000 shares authorized; 11,800,000 shares issued and 0 shares outstanding as of
September 30, 2010 and December 31, 2009; aggregate liquidation
preference of $0	-	-
Convertible preferred stock, Series D–$0.0001 par value; 24,000,000 shares authorized; 23,720,916 and 23,720,916 shares issued
and 22,697,662 and 23,720,916 shares outstanding as of
September 30, 2010 and December 31, 2009, respectively;
aggregate liquidation preference of $9,759,995 prior to conversion,
and pari passu with common stock on conversion	2,269	2,372
Common stock, $0.0001 par value; 300,000,000 shares authorized;
2,185,632 and 1,855,439 shares issued and 2,156,296 and
1,826,643 shares outstanding as of September 30, 2010
and December 31, 2009, respectively	216	187
Additional paid-in capital	134,387,457	133,055,304
Treasury stock	(225,613)	(225,613)
Accumulated deficit	(131,419,768)	(124,815,422)

Total stockholders’ equity	2,744,561	8,016,828

Total liabilities and stockholders’ equity	$12,998,286	$16,123,741

MERRIMAN HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations
(unaudited)

	Three Months Ended
	September 30, 2010	September 30, 2009
Operating loss - U.S. GAAP as reported	$(4,542,468)	$(5,800,744)
Depreciation and amortization	99,746	109,922
Stock-based compensation	442,876	170,207
Legal and litigation settlement expense	118,525	5,735,051
Adjusted operating income (loss) - non-GAAP	$(3,881,321)	$214,436

	Nine Months Ended
	September 30, 2010	September 30, 2009
Operating loss - U.S. GAAP as reported	$(6,703,295)	$(10,416,266)
Depreciation and amortization	302,600	372,913
Stock-based compensation	1,277,656	429,986
Legal and litigation settlement expense	563,991	6,365,627
Adjusted operating loss - non-GAAP	$(4,559,048)	$(3,247,740)

Our non-GAAP financial measures include adjustments based on the following items:

Depreciation and amortization of equipment and fixtures: We have excluded the effect of depreciation and amortization of equipment and fixtures from our non-GAAP operating loss. Depreciation and amortization is a non-cash expense. Investors should note that our assets under equipment and fixtures were essential for generating revenues during the periods presented and will contribute to future period revenues as well.

Stock-based compensation expense: We have excluded the effect of stock-based compensation from our non-GAAP operating loss. Although stock-based compensation is a key incentive offered to our employees and consultants, we evaluate our business performance excluding stock-based compensation expense. Stock-based compensation expense will continue in future periods.

Legal and litigation settlement expense: We have excluded the effect of certain legal and litigation settlement expense from our non-GAAP operating loss. This expense is related to a number of lawsuits filed against Merriman Holdings, Inc.’s wholly owned subsidiary, Merriman Capital, Inc., including at least one which also names the parent company as the defendant, in connection with the actions of Willliam Del Biaggio III, a former customer of Merriman Capital, Inc. and David Cacchione, a former retail broker of Merriman Capital, Inc. We believe expenses related to the above matters to be a non-core operating expense. We expect that some of these expenses will continue in future periods until all lawsuits are resolved.

These non-GAAP financial measures are not consistent with GAAP because they do not fully reflect all expenses. The above-mentioned non-GAAP measures are generated by adjusting the related GAAP measures solely to reverse the effect of the above mentioned non-cash and/or non-core operating expenses. The Company uses these financial measures to provide additional insight into current operating and business trends not readily apparent from the GAAP results.

Management believes users of Merriman Holdings, Inc.’s financial statements will benefit from greater transparency in referring to these non-GAAP financial measures when assessing the Company's operating results, as well as when forecasting and analyzing future periods. However, management recognizes that:

-	these non-GAAP financial measures are limited in their usefulness and should be considered only as a supplement to the Company's GAAP financial measures;
-	these non-GAAP financial measures should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP;
-	these non-GAAP financial measures should not be considered in isolation from, or as a substitute for, the Company's GAAP financial measures;
-	these non-GAAP financial measures should not be considered to be superior to the Company's GAAP financial measures;
-
these non-GAAP financial measures were not prepared in accordance with GAAP and investors should not assume that the non-GAAP financial measures presented in this earnings release were prepared under a comprehensive set of rules or principles; and

-	management intends to continue to track and present these non-GAAP financial measures for future periods.

Further, these non-GAAP financial measures may be unique to Merriman Holdings, Inc., as they may be different from non-GAAP financial measures used by other companies. As such, this presentation of non-GAAP financial measures may not enhance the comparability of the Company's results to the results of other companies.